 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of Earliest Event Reported):		April 24, 2019

DNB Financial Corporation

__________________________________________

(Exact name of registrant as specified in its charter)

Pennsylvania	1-34242	23-2222567
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4 Brandywine Avenue, Downingtown, Pennsylvania		19335
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(610) 269-1040

Not Applicable

______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 24, 2019, the Company held its annual meeting of shareholders. At the annual meeting, four matters were submitted to a vote of shareholders: (1) the election of three nominees to the Board of Directors of the Company for terms expiring in 2022; (2) an advisory (non-binding) "Say On Pay" resolution to approve executive officer compensation; (3) an advisory (non-binding) "Say When On Pay" resolution to recommend the frequency at which the Company should conduct an advisory vote to approve executive officer compensation; and (4) the ratification of the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The number of votes cast for, against, or withheld as to each such matter or nominee, as well as the number of abstentions as to each such matter, are set forth below.

Proposal 1 - Election of three Class “C” Directors

Nominee	FOR	WITHHOLD
Mildred C. Joyner	1,823,721	998,497
Mary D. Latoff	1,807,029	1,015,189
John F. McGill	1,909,224	912,993

Proposal 2– An advisory (non-binding) "Say On Pay" resolution to approve executive officer compensation

FOR	AGAINST	ABSTAIN
2,194,040	392,044	236,133

Proposal 3– An advisory (non-binding) "Say When On Pay" resolution to recommend the frequency at which the Corporation should conduct an advisory vote to approve executive officer compensation

1 YEAR	2 YEARS	3 YEARS	ABSTAIN
2,291,458	179,885	78,740	272,133

Proposal 4 - Ratification of BDO USA, LLP as the registered public accounting firm for the fiscal year ending December 31, 2019

FOR	AGAINST	ABSTAIN
3,377,059	100,272	273,586

Item 9. 01. Financial Statements and Exhibits.

(c) Exhibits. None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DNB Financial Corporation

April 24, 2019	By:	/s/ Gerald F. Sopp
Name: Gerald F. Sopp
Title: Chief Financial Officer and Executive Vice President